Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Simplicity Esports and Gaming Company (the “Company”) for the quarter ended August 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nancy Hennessey, Chief Financial Officer of the Company, certify to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 8, 2021	/s/ Nancy Hennessey
Nancy Hennessey
Chief Financial Officer
(principal financial officer)